SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) February 1, 2005
                                                        ----------------


                               The St. Joe Company
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Florida
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                 (State or Other Jurisdiction of Incorporation)

           1-10466                             59-0432511
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   (Commission File Number)            (IRS Employer Identification No.)

   245 Riverside Avenue, Suite 500, Jacksonville, FL         32202
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       (Address of Principal Executive Offices)            (Zip Code)

                                 (904) 301-4200
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

[ ] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))








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ITEM 7.01.  REGULATION FD DISCLOSURE

             The purpose of this Form 8-K is to furnish a press release dated February 1, 2005. A copy of the press release is furnished with this Form 8-K as Exhibit 99.1 and is incorporated by reference.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE ST. JOE COMPANY



Dated:  February 1, 2005                By:   /s/ Christine M. Marx
                                        -----------------------------------
                                              Name:  Christine M. Marx
                                              Title:    Corporate Secretary